SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2005

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119199	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 West Horizon Ridge Parkway, Suite 100

Henderson, Nevada

89012

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 702-248-1174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

CardioVascular BioTherapeutics, Inc. announced in a press release on June 9, 2005 its pre-clinical animal studies showed positive results for its drug candidate Cardio Vascu-Grow™ in treating Peripheral Vascular Disease, or “PVD”.

A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated June 9, 2005 announcing positive results in pre-clinical animal studies for its drug candidate Cardio Vascu-Grow™ in treating Peripheral Vascular Disease, or “PVD”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: June 9, 2005	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

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EXHIBIT INDEX

Press Release dated June 9, 2005 announcing positive results in pre-clinical animal studies for its drug candidate Cardio Vascu-Grow™ in treating Peripheral Vascular Disease, or “PVD”.

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